UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2005

NORTHWEST INDIANA BANCORP
(Exact name of registrant as specified in its charter)

Indiana	000-26128	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue
Munster, Indiana 46321
(Address of principal executive offices) (Zip Code)

(219) 836-4400
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On August 9, 2005, David Bochnowski, Chairman and CEO of NorthWest Indiana Bancorp, testified before the Advisory Committee on Smaller Public Companies of the Securities and Exchange Commission. A copy of his Written Statement prepared in connection with that testimony is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

	99.1	August 9, 2005 Written Statement of David Bochnowski.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2005

NORTHWEST INDIANA BANCORP

By:	/s/ Joel Gorelick
Name: Joel Gorelick
Title: Executive Vice President

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	August 9, 2005 Written Statement of David Bochnowski.